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                                                                    EXHIBIT 99.3

                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                          9 1/2% SENIOR NOTES DUE 2010
                                       OF
                       EXTENDICARE HEALTH SERVICES, INC.

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the exchange offer of Extendicare Health Services, Inc. (the "Company") made pursuant to the Prospectus dated ____________, 2002 (the "Prospectus") if certificates for the outstanding 9 1/2% Senior Notes due 2010 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach U.S. Bank, N.A. as exchange agent (the "Exchange Agent"), prior to 5:00 P.M., New York City time, on ____________, 2002 (the "Expiration Date"). This Notice of Guaranteed Delivery may be delivered or transmitted by facsimile transmission, overnight courier, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the exchange offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date.

         The Exchange Agent for the exchange offer is U.S. Bank, N.A.



    By Facsimile Transmission
    -------------------------                 By Registered or Certified Mail,
(For Eligible Institutions Only):                Hand or overnight Courier:
          (651) 244-0711                         --------------------------
                                                      U.S. Bank, N.A.
      Confirm by Telephone:                        180 East Fifth Street
      --------------------                           St. Paul, MN 55101
          (651) 244-8677                    Attention: Corporate Trust Services



         DELIVERY OF THIS NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, THE SIGNATURE GUARANTEED MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.



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Ladies and Gentlemen:

         Upon the terms and subject to the conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes of the series set forth below pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

--------------------------------    --------------------------------------------
Total Principal Amount of Old       If Old Notes will be delivered by book-entry
   Notes Tendered:*                 transfer to The Depository Trust Company,
                                    provide account number.

           $                            Account Number
            ----------                                -------------------

         Certificate Nos. (if available)
          -----------------------------
--------------------------------    --------------------------------------------


* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


              PLEASE SIGN HERE

X
   ------------------------------------------------      -----------------------
X
   ------------------------------------------------      -----------------------
                Signature(s) of Owner(s)                             Date
                 or Authorized Signatory


Area Code and Telephone Number(s):
                                   ---------------------------------------------

         Must be signed by the registered holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please provide the following information.

                      Please print name(s) and address(es)

Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity:
         -----------------------------------------------------------------------

Address(es):
            --------------------------------------------------------------------

--------------------------------------------------------------------------------

Telephone Number:
                 ---------------------------------------------------------------



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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution" including (as such terms are defined therein) (i) a bank, (ii) broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency, or (v) a savings association that is a participant in a Securities Transfer Association (an "Eligible Institution"), hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.


--------------------------------          --------------------------------
         Name of Firm                            Authorized Signature


--------------------------------          --------------------------------
           Address                                      Title


--------------------------------          Name:
           Zip Code                            ---------------------------
                                                  (Please Type or Print)


--------------------------------          Dated:
       Telephone Number                        ---------------------------



NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.







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